SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   December 26, 2001

MedicaLogic/Medscape, Inc.
(Exact name of registrant as specified in charter)

Oregon (State or other jurisdiction of incorporation)	000-28285 (Commission file number)	93-0890696 (IRS employer identification no.)

20500 NW Evergreen Parkway
Hillsboro, Oregon 97124
(Address of principal executive offices)

(503) 531-7000
Registrant’s telephone number,
including area code

Not applicable
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On December 26, 2001, MedicaLogic/Medscape, Inc. (the "Company"), together with its subsidiaries Medscape Enterprises, Inc. (now renamed MedicaLogic Enterprises, Inc.) and Medscape, Inc. (now renamed MSCP Holdings, Inc. "Holdings"), completed the sale of its Internet Portals business to WebMD Corporation, a Delaware corporation ("WebMD"), for approximately $10,000,000. The transaction was structured as a sale by the Company, Medscape Enterprises, Inc. and Holdings of substantially all of the assets of Holdings pursuant to an Asset Purchase Agreement, dated as of December 26, 2001 (the "Asset Purchase Agreement"). Holdings is an indirect, wholly-owned subsidiary of the Company that (together with its subsidiaries) held the assets and conducted the operations of the Company's Internet Portals business. The sale also included one subsidiary of Holdings, Medscape Portals, Inc. and licenses from Holdings and the Company to WebMD for certain intellectual property assets. The Company and its subsidiaries will cease to use the "Medscape" mark and name in accordance with the terms of the Asset Purchase Agreement. Holdings received initial purchase price proceeds of approximately $7,740,000 (after adjustments of $760,000 for various assets and liabilities) from WebMD on December 26, 2001. The remaining purchase price of $1,500,000 will be held in an escrow account for up to one year pursuant to the terms of an Escrow Agreement, dated as of December 26, 2001 (the "Escrow Agreement"). These descriptions of the terms of the Asset Purchase Agreement and the Escrow Agreement are not complete and are qualified by reference to the Asset Purchase Agreement and the Escrow Agreement that are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (b) Pro Forma Financial Information

INTRODUCTION

     On December 26, 2001, MedicaLogic/Medscape, Inc. (the "Company"), together with its subsidiaries Medscape Enterprises, Inc. (now renamed MedicaLogic Enterprises, Inc.) and Medscape, Inc. (now renamed MSCP Holdings, Inc. "Holdings"), completed the sale of its Internet Portals business to WebMD Corporation, a Delaware corporation ("WebMD"), for approximately $10,000,000. The transaction was structured as a sale by the Company, Medscape Enterprises, Inc. and Holdings of substantially all of the assets of Holdings pursuant to an Asset Purchase Agreement, dated as of December 26, 2001 (the "Asset Purchase Agreement"). Holdings is an indirect, wholly-owned subsidiary of the Company that (together with its subsidiaries) held the assets and conducted the operations of the Company's Internet Portals business. The sale also included one subsidiary of Holdings, Medscape Portals, Inc. and licenses from Holdings and the Company to WebMD for certain intellectual property assets.

     As disclosed in the Form 8-K filed with the Securities and Exchange Commission on November 16, 2001, the Company executed a Restructuring Agreement on November 7, 2001 with Viacom Inc. ("Viacom") in which the Company and Viacom terminated their relationship. In exchange for cancellation of all agreements between the Company and Viacom, Viacom paid the Company $10,000,000 in cash and transferred to the Company the 4,695,892 shares of Company stock held by Viacom. The Company returned to Viacom the CBS advertising inventory which had a carrying value of approximately $57.7 million at September 30, 2001.

     The unaudited pro forma condensed consolidated balance sheet of the Company at September 30, 2001 reflects the financial position of the Company after giving effect to the above transactions as if they had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2001 and 2000 and the year ended December 31, 2000 give effect to the above transactions as if they had occurred at the beginning of the periods presented.

     These unaudited pro forma condensed consolidated financial statements may not be indicative of the Company's financial position or results of operations for any future period. The unaudited pro forma condensed consolidated financial statements set forth below should be read in conjunction with the Company's audited consolidated financial statements and notes thereto for the year ended December 31, 2000 filed on Form 10-K/A with the Securities and Exchange Commission on November 30, 2001 and the Company's Form 10-Q for the period ended September 30, 2001.

                                               MEDICALOGIC/MEDSCAPE, INC.
                                                 AND SUBSIDIARIES
                              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                SEPTEMBER 30, 2001
                                         (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                  Pro Forma           Pro Forma
                                                                              As Reported        Adjustments         As Adjusted
                                                                            -----------------  -----------------   ----------------

                                                              ASSETS
Current assets:
  Cash and cash equivalents................................................  $        11,136   $          7,740 (a)$        28,876
                                                                                                         10,000 (c)
  Short-term investments...................................................            2,500                 --              2,500
  Accounts receivable, net.................................................            5,893              1,500 (a)          3,469
                                                                                                        (3,924) (b)
  Prepaid expenses and other current assets................................           13,344           (10,800) (c)          1,622
                                                                                                          (922) (b)
                                                                            -----------------  -----------------   ----------------

      Total current assets.................................................           32,873              3,594             36,467
Property and equipment, net................................................           18,449           (11,412) (b)          7,037
Goodwill and intangibles, net..............................................           11,666            (7,182) (b)          4,484
Prepaid advertising and other assets, net..................................           61,537           (46,942) (c)         14,572
                                                                                                           (23) (b)
                                                                            -----------------  -----------------   ----------------

          Total assets.....................................................  $       124,525   $       (61,965)    $        62,560
                                                                            =================  =================   ================

                                               LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable.........................................................  $         2,850   $           (10) (b)$         2,840
  Accrued and other liabilities............................................           10,510            (2,674) (b)          9,705
                                                                                                          1,869 (d)
  Deferred revenue.........................................................           10,483            (6,644) (b)          3,839
  Long term liabilities, current portion...................................            2,313               (98) (b)          2,215
                                                                            -----------------  -----------------   ----------------

      Total current liabilities............................................           26,156            (7,557)             18,599

Long term liabilities, net of current portion..............................            1,702              (856) (b)            846
Long term deferred revenue, net of current portion.........................              814                 --                814
                                                                                               -----------------
                                                                            -----------------                      ----------------

          Total liabilities................................................           28,672            (8,413)             20,259
                                                                            -----------------  -----------------   ----------------
                                                                                                                   ----------------

Series 1 convertible redeemable preferred stock, 50,000,000 authorized, no par value, 5,933,332 and no shares issued and outstanding at September
  30, 2001 and December 31, 2000, respectively............................             8,819                 --              8,819
                                                                            -----------------  -----------------   ----------------

Shareholders' equity:
  Common stock, no par value; authorized 100,000,000 shares; issued and outstanding 56,428,054 and 55,657,348 shares at June 30, 2001 and
  December 31, 2000, respectively..........................................        1,254,720            (1,080) (c)      1,253,640
  Common stock notes receivable, net.......................................          (5,708)                 --            (5,708)
   Warrants................................................................           52,722                 --             52,722
  Deferred stock compensation..............................................            (328)                 --              (328)
  Accumulated deficit......................................................      (1,214,372)           (52,472) (b)    (1,266,844)
                                                                            -----------------  -----------------   ----------------

      Total shareholders' equity...........................................           87,034           (53,552)             33,482
                                                                            -----------------  -----------------   ----------------

          Total liabilities and shareholders' equity.......................  $       124,525   $       (61,965)    $        62,560
                                                                            =================  =================   ================
      The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial information.
                                            MEDICALOGIC/MEDSCAPE, INC.
                                                 AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                                   Pro Forma         Pro Forma
                                                                                 As Reported      Adjustments       As Adjusted
                                                                                ---------------  ---------------    -------------

Revenues:
   Application license.........................................................  $       2,765   $           --     $      2,765
    Subscription and support services..........................................          9,420               --            9,420
    Sponsorship and advertising................................................         16,872         (16,872) (A)           --
                                                                                ---------------  ---------------    -------------
                                                                                ---------------  ---------------    -------------

       Total revenues..........................................................         29,057         (16,872)           12,185
    Non-cash sales discount....................................................        (1,248)               --          (1,248)
                                                                                ---------------  ---------------    -------------

        Net revenues...........................................................         27,809         (16,872)           10,937
                                                                                ---------------  ---------------    -------------

Operating expenses:
  Cost of revenues:
        Application license....................................................            401               --              401
        Subscription and support services......................................          9,138               --            9,138
        Sponsorship and advertising............................................          6,779          (6,779) (A)           --
  Marketing and sales..........................................................         28,675         (16,955) (A)        8,080
                                                                                                        (3,640) (B)
  Research and development.....................................................         12,918          (3,692) (A)        9,226
  General and administrative...................................................          7,891          (2,340) (A)        5,551
  Depreciation and amortization................................................        180,376        (169,550) (A)       10,826
  Restructuring charges........................................................          2,236            (453) (A)        1,783
   Non-recurring gain..........................................................        (8,500)            8,500 (A)           --
   Impairment charges..........................................................        323,858        (323,858) (A)           --
                                                                                ---------------  ---------------    -------------

       Total operating expenses................................................        563,772        (518,767)           45,005
                                                                                ---------------  ---------------    -------------

Operating loss.................................................................      (535,963)          501,895         (34,068)

  Other income, net............................................................            741             (75) (A)          666
                                                                                ---------------  ---------------    -------------

Loss from continuing operations................................................      (535,222)          501,820         (33,402)

Discontinued operations:
   Loss from operations of discontinued operations............................        (47,889)               --         (47,889)
   Loss on disposal of discontinued operations, including
      provision of $7,750 for operating losses during phase-out period.........      (246,264)               --        (246,264)
                                                                                ---------------  ---------------    -------------

Net loss.......................................................................  $   (829,375)   $      501,820     $  (327,555)
                                                                                ===============  ===============    =============

Basic and diluted net loss per share:
   Loss from continuing operations.............................................  $      (9.54)                      $     (0.65)
   Loss from discontinued operations...........................................         (5.25)                            (5.72)
                                                                                ---------------                     -------------
  Net loss per share...........................................................  $     (14.79)                      $     (6.37)
                                                                                ===============                     =============

Weighted average shares:
  basic and diluted............................................................         56,079      (4,696)(c)            51,383
                                                                                ===============  ================    ============
      The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial information.

                                            MEDICALOGIC/MEDSCAPE, INC.
                                                 AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                                                   Pro Forma         Pro Forma
                                                                                 As Reported      Adjustments       As Adjusted
                                                                                ---------------  ---------------    -------------
Revenues:
   Application license.........................................................  $       7,103   $           --     $      7,103
    Subscription and support services..........................................          7,441               --            7,441
    Sponsorship and advertising................................................         12,458         (12,458) (A)           --
                                                                                ---------------  ---------------    -------------
                                                                                ---------------  ---------------    -------------

        Total revenues..........................................................         27,002         (12,458)           14,544
                                                                                ---------------  ---------------    -------------

Operating expenses:
  Cost of revenues:
        Application license....................................................          1,957               --            1,957
        Subscription and support services......................................         13,176               --           13,176
        Sponsorship and advertising............................................          5,654          (5,654) (A)           --
  Marketing and sales..........................................................         38,400         (15,340) (A)       21,210
                                                                                                        (1,850) (B)
  Research and development.....................................................         14,585          (1,155) (A)       13,430
  General and administrative...................................................         11,792          (5,501) (A)        6,291
  Depreciation and amortization................................................         98,444         (89,224) (A)        9,220
  Restructuring charges........................................................         13,558          (2,338) (A)       11,220
                                                                                ---------------  ---------------    -------------

       Total operating expenses................................................        197,566        (121,062)           76,504
                                                                                ---------------  ---------------    -------------

Operating loss.................................................................      (170,564)          108,604         (61,960)

  Other income, net............................................................          4,848            (330) (A)        4,518
                                                                                ---------------  ---------------    -------------

Loss from continuing operations................................................      (165,716)          108,274         (57,442)

Discontinued operations:
   Loss from operations of discontinued operations............................        (38,937)               --         (38,937)
                                                                                ---------------  ---------------    -------------

Net loss.......................................................................  $   (204,653)   $      108,274     $   (96,379)
                                                                                ===============  ===============    =============

Basic and diluted net loss per share:
   Loss from continuing operations.............................................  $      (3.85)                      $     (1.50)
   Loss from discontinued operations...........................................         (0.90)                            (1.01)
                                                                                ---------------                     -------------
  Net loss per share...........................................................  $      (4.75)                      $     (2.51)
                                                                                ===============                     =============

Weighted average shares:
  basic and diluted............................................................         43,100       (4,696)(c)           38,404
                                                                                ===============   ===============   =============

      The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial information.

                                            MEDICALOGIC/MEDSCAPE, INC.
                                                 AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                       FOR THE YEAR ENDED DECEMBER 31, 2000
                                       (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                   Pro Forma         Pro Forma
                                                                                 As Reported      Adjustments       As Adjusted
                                                                                ---------------  ---------------    -------------
Revenues:
   Application license.........................................................  $      10,494   $           --     $     10,494
    Subscription and support services..........................................          9,828               --            9,828
    Sponsorship and advertising................................................         20,483         (20,483) (A)           --
                                                                                ---------------  ---------------    -------------
                                                                                ---------------  ---------------    -------------

       Total revenues..........................................................         40,805         (20,483)           20,322
                                                                                ---------------  ---------------    -------------

Operating expenses:
  Cost of revenues:
        Application license....................................................          1,219               --            1,219
        Subscription and support services......................................         16,560               --           16,560
        Sponsorship and advertising............................................          8,649          (8,649) (A)           --
  Marketing and sales..........................................................         52,974         (22,695) (A)       27,249
                                                                                                        (3,030) (B)
  Research and development.....................................................         18,608          (1,602) (A)       17,006
  General and administrative...................................................         16,418          (8,807) (A)        7,611
  Depreciation and amortization................................................        165,238        (149,970) (A)       15,268
  Restructuring charges........................................................         24,661          (2,546) (A)       22,115
                                                                                ---------------  ---------------    -------------

       Total operating expenses................................................        304,327        (197,299)          107,028
                                                                                ---------------  ---------------    -------------

Operating loss.................................................................      (263,522)          176,816         (86,706)

  Other income, net............................................................          5,685            (336) (A)        5,349
                                                                                ---------------  ---------------    -------------

Loss from continuing operations................................................      (257,837)          176,480         (81,357)

Discontinued operations:
   Loss from operations of discontinued operations............................        (63,634)               --         (63,634)
                                                                                ---------------  ---------------    -------------

Net loss.......................................................................  $   (321,471)   $      176,480     $  (144,991)
                                                                                ===============  ===============    =============

Basic and diluted net loss per share:
   Loss from continuing operations.............................................  $      (5.58)                      $     (1.96)
   Loss from discontinued operations...........................................         (1.38)                            (1.53)
                                                                                ---------------                     -------------
  Net loss per share...........................................................  $      (6.96)                      $     (3.49)
                                                                                ===============                     =============

Weighted average shares:
  basic and diluted............................................................         46,186      (4,696)(c)            41,490
                                                                                ===============   ===============   =============

      The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial information.

MEDICALOGIC/MEDSCAPE, INC.
AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(1)     PRO FORMA BALANCE SHEET ADJUSTMENTS

  Reflects initial proceeds of $7.74 million, which was net of adjustments on certain assets and liabilities of $0.76 million, received by the Company as part of the total purchase price of $10.0 million pursuant to the Asset Purchase Agreement among the Company, Medscape Enterprises, Inc., Holdings and WebMD dated as of December 26, 2001. The Company has agreed, pursuant to the Escrow Agreement dated December 26, 2001, that $1.5 million of the purchase price will be held in escrow for up to one year.
  Reflects the sale of the assets and assumption of liabilities by WebMD as described in the Asset Purchase Agreement as if the transaction occurred as of the balance sheet date.
  Reflects the pro forma effects of a Restructuring Agreement with Viacom, Inc (“Viacom”) dated November 7, 2001. In exchange for cancellation of all agreements between the Company and Viacom, Viacom paid the Company $10 million in cash and transferred to the Company the 4,695,892 shares of Company stock held by Viacom that were originally issued at the onset of the relationship. The Company returned to Viacom the remaining balance of CBS advertising inventory which had a net carrying value of approximately $57.7 million at the balance sheet date. See Form 8-K, dated November 16, 2001, filed with the Securities and Exchange Commission on November 16, 2001.
  Reflects the Company’s additional liability associated with the retention of Lazard Freres & Co. LLC for financial advisory services as of the balance sheet date.

(2)     PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS

  Reflects the elimination of the revenues and expenses of Holdings for the nine months ended September 30, 2001 and 2000 and the year ended December 31, 2000.
  Reflects the elimination of certain expenses associated with the Company’s agreements with Viacom, Inc., primarily the non-cash usage of CBS advertising inventory. See Form 8-K, dated November 16, 2001, filed with the Securities and Exchange Commission on November 16, 2001.
     (c) Exhibits

Exhibit No.      Description

2.1                       Asset Purchase Agreement
99.1                     Escrow Agreement
99.2                     List of omitted schedules and exhibits to the Asset Purchase Agreement
99.3                     Press Release, dated December 26, 2001

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2002

                                                                                MEDICALOGIC/MEDSCAPE, INC.

                                                                                By: /s/ Donald A. Bloodworth
                                                                                Donald A. Bloodworth
                                                                                Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                  Description

2.1                         Asset Purchase Agreement, dated as of December 26, 2001, by and among WebMD
                              Corporation, Medscape, Inc., Medscape Enterprises, Inc., and
                              MedicaLogic/Medscape, Inc.

99.1                       Escrow Agreement, dated as of December 26, 2001, by and among WebMD
                              Corporation, MMM Acquisition Company, Wells Fargo Bank Minnesota, National
                              Association, Medscape, Inc., Medscape Enterprises, Inc., and
                              MedicaLogic/Medscape, Inc.

99.2                       List of omitted schedules and exhibits to the Asset Purchase Agreement

99.3                       Press Release, dated December 26, 2001